UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, MA		01801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 376-3000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 27, 2011, Skyworks sought leave to file an amended arbitration petition against AATI in the Delaware Court of Chancery asserting additional claims against AATI for breach of the parties’ May 26, 2011 Merger Agreement and claims based on misrepresentations by AATI. The proposed amended petition asserts new claims that AATI has breached the provisions of Sections 5.1, 5.1(k), 5.1(n) and 6.2 of the Merger Agreement. Those sections require AATI, among other things, to operate in the usual, regular and ordinary course, to use commercially reasonable best efforts to maintain and preserve its assets and preserve its advantageous business relationships with customers and distributors, to refrain from entering into any material agreement relating to the sale of its products by third parties, to refrain from any change in accounting methods, principles or practices except as required by GAAP, and to use commercially reasonable efforts to cause all merger-related SEC filings to comply in all material respects with applicable laws, rules and regulations. In addition, the amended petition adds a specific separate count for breach by AATI of Section 6.4 of the Merger Agreement, alleging that AATI has failed (for reasons previously set forth in Skyworks’ original petition and for additional reasons set forth in the amendment) to comply with its obligations to provide reasonably requested documents and information to Skyworks. The proposed amended petition continues to assert the claims previously reported by Skyworks in its Current Reports on Form 8-K filed on September 26, 2011 and October 11, 2011, and investors are referred to those filings for additional information.

Under Delaware law and applicable stipulations and orders in the pending arbitration proceedings, the arbitration proceedings are confidential, subject to the parties’ disclosure obligations under federal securities law and other applicable laws. Subject to such obligations, Skyworks does not intend to comment or provide information regarding the arbitration until an order on the merits or other material order is issued in the arbitration or the arbitration process is otherwise concluded.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: October 28, 2011	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo
Vice President and General Counsel

Safe Harbor Statement

This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, information relating to future events, occurrences, results and expectations of Skyworks (including but not limited to projections and business trends). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: developments occurring in, relating to or arising out of the arbitration commenced by Skyworks against AATI on September 26, 2011 and the arbitration commenced by AATI against Skyworks on September 23, 2011 (including orders and rulings therein), and other risks and uncertainties, including but not limited to those detailed from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

Skyworks has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 and two amendments thereto (including Amendment No. 2 filed on September 9, 2011) in connection with the Merger Agreement and the pending proposed Merger, and Skyworks and AATI have each separately filed a number of Current Reports on Form 8-K relating to the pending proposed transaction, including Current Reports on Form 8-K and materials filed pursuant to SEC Rule 425 filed after the date of Amendment No. 2 to the Registration Statement on Form S-4. In light of the pending arbitrations and the claims reported in those Current Reports, investors should not rely on the amended Registration Statement for complete current information, but should instead look to the Current Reports on Form 8-K and other filings (including filings pursuant to SEC Rule 425) for information about Skyworks, AATI, the Merger Agreement and the pending proposed Merger, and related matters. INVESTORS ARE CAUTIONED THAT THE REGISTRATION STATEMENT HAS NOT BEEN UPDATED SINCE THE FILING OF AMENDMENT NO. 2 ON SEPTEMBER 9, 2011. IMPORTANT DEVELOPMENTS HAVE OCCURRED SINCE THAT DATE THAT AFFECT THE MATTERS DESCRIBED IN THE REGISTRATION STATEMENT. THE REGISTRATION STATEMENT SHOULD THEREFORE NOT BE READ IN ISOLATION, WITHOUT ALSO READING SUBSEQUENTLY FILED CURRENT REPORTS ON FORM 8-K AND MATERIALS FILED UNDER RULE 425.

Investors and security holders are able to obtain free copies of the documents filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov.

In addition, investors and security holders are able to obtain free copies of the documents filed by Skyworks with the SEC from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com.

Participants in the Solicitation

If a proxy statement is mailed to AATI stockholders and a meeting of AATI stockholders is held to consider and vote on the proposed Merger, Skyworks and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of Skyworks is set forth in Skyworks’ most recent Form 10-K/A, which was filed with the SEC on May 2, 2011, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interests of Skyworks and its directors and officers in the proposed transaction by reading the amended Registration Statement, Current Reports on Form 8-K, and materials filed pursuant to SEC Rule 425.